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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2002


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


                 Delaware                            76-0506313
      (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)           Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On August 1, 2002, Group 1 Automotive, Inc., a Delaware corporation (the "Company"), closed its acquisition of the Miller Auto Group ("Miller") pursuant to the terms of the Stock Purchase Agreement by and among Group 1 Automotive, Inc. and Miller Automotive Group, Inc. and Frederic Harris Miller and Barbara Miller, Trustees of the Miller Trust of 1980 (Restated) and Michael
E. Miller dated as of April 23, 2002 (the "Agreement"). Miller, consisting of six automotive dealerships, is based in the Los Angeles area and has annual revenues of approximately $400 million. The consideration for such dealerships, which was determined after an arms length negotiation between the Company and Fred and Mike Miller, consisted of approximately $59.3 million in cash, which was calculated as goodwill value plus tangible net assets of the companies acquired, and was funded by borrowings under the Company's credit facility.

         In connection with the acquisitions, Fred and Mike Miller executed two-year management agreements with the Company and are bound by certain post-employment non-competition covenants contained in the Agreement.

         The real estate and facilities used by the acquired dealerships are leased from affiliates of the former stockholders of the acquired companies under long-term leases with rental rates that the Company believes approximate fair market rates. The Company also assumed certain unrelated third-party leases.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


         (c)  Exhibits

              Exhibit No.  Description of Exhibit

                  2.1* Stock Purchase Agreement by and among Group 1 Automotive, Inc. and Miller Automotive Group, Inc. and Frederic Harris Miller and Barbara Miller, Trustees of the Miller Trust of 1980 (Restated) and Michael E. Miller dated as of April 23, 2002.

                  2.2 First Amendment to Stock Purchase Agreement, effective June 10, 2002, by and among Group 1 Automotive, Inc., Miller Automotive Group, Inc., Frederick Harris Miller and Barbara Miller Trustees of the Miller Trust of 1980 (Restated) and Mike Miller.

                  2.3 Second Amendment to Stock Purchase Agreement, effective August 1, 2002, by and among Group 1 Automotive, Inc., Miller Automotive Group, Inc., Frederick Harris Miller and Barbara Miller Trustees of the Miller Trust of 1980 (Restated) and Mike Miller.

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* Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                Group 1 Automotive, Inc.



  August 13, 2002               By: /s/ Scott L. Thompson
---------------------              --------------------------------------------
      Date                         Scott L. Thompson, Executive Vice President,
                                   Chief Financial Officer and Treasurer



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                                INDEX TO EXHIBITS



                EXHIBIT
                NUMBER     DESCRIPTION
                -------    -----------

                  2.1*     Stock Purchase Agreement by and among Group 1
                           Automotive, Inc. and Miller Automotive Group, Inc.
                           and Frederic Harris Miller and Barbara Miller,
                           Trustees of the Miller Trust of 1980 (Restated) and
                           Michael E. Miller dated as of April 23, 2002.

                  2.2 First Amendment to Stock Purchase Agreement, effective June 10, 2002, by and among Group 1
                           Automotive, Inc., Miller Automotive Group, Inc.,
                           Frederick Harris Miller and Barbara Miller Trustees of the Miller Trust of 1980 (Restated) and Mike
                           Miller.

                  2.3 Second Amendment to Stock Purchase Agreement, effective August 1, 2002, by and among Group 1
                           Automotive, Inc., Miller Automotive Group, Inc.,
                           Frederick Harris Miller and Barbara Miller Trustees of the Miller Trust of 1980 (Restated) and Mike
                           Miller.

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* Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.